                                                                 Exhibit 23.1(a)


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 12, 2001, with respect to the consolidated financial statements of Insight Midwest L.P., included in Amendment No.1 to the Registration Statement (Form S-4 No. 333-59966) and related prospectus of Insight Midwest, L.P. for the registration of its $500,000,000 10 1/2 % Senior Notes due November 2010.


                                        /s/ Ernst & Young LLP


New York, New York
July 23, 2001

                                                                 Exhibit 23.1(b)

                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 31, 1999 with respect to the financial statements of Insight Communications of Indiana, LLC as of December 31, 1998 and for the period from November 1, 1998 (date of inception) through December 31, 1998 included in Amendment No.1 to the Registration Statement (Form S-4 No. 333-59966) and related prospectus of Insight Midwest, L.P. for the registration of its $500,000,000 10 1/2 % Senior Notes due November 2010.


                                              /s/ Ernst & Young LLP


New York, New York
July 23, 2001

                                                                 Exhibit 23.1(c)

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 13, 1999, related to the combined financial statements of the Noblesville IN, Jeffersonville IN, and Lafayette IN cable television systems as of October 31, 1998 and December 31, 1997 and the period from January 1, 1998 to October 31, 1998 and the year ended December 31, 1997, included in Amendment No.1 to the Registration Statement (Form S-4 No. 333-59966) and related prospectus of Insight Midwest, L.P. for the registration of its $500,000,000 10 1/2 % Senior Notes due November 2010.


                                       /s/ Ernst & Young LLP


New York, New York
July 23, 2001

                                                                 Exhibit 23.1(d)

                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 12, 2001 related to the financial statements of Insight Communications of Central Ohio, LLC as of December 31, 2000 and 1999 and for the three years in the period ended December 31, 2000, included in Amendment No.1 to the Registration Statement (Form S-4 No. 333-59966) and related prospectus of Insight Midwest, L.P. for the registration of its $500,000,000 10 1/2 % Senior Notes due November 2010.


                                       /s/ Ernst & Young LLP


New York, New York
July 23, 2001

                                                                 Exhibit 23.1(e)

                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 12, 2001 related to the combined financial statements of Griffin, Georgia, Rockford, Illinois, Portland, Indiana, and Scottsburg, Indiana cable television systems as of December 31, 2000 and 1999 and for the years then ended, included in Amendment No.1 to the Registration Statement (Form S-4 No. 333-59966) and related prospectus of Insight Midwest, L.P. for the registration of its $500,000,000 10 1/2 % Senior Notes due November 2010.


                                              /s/ Ernst & Young LLP


New York, New York
July 23, 2001

                                                                 Exhibit 23.1(f)


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 12, 2001 (except for Note 2, as to which the date is May 25, 2001), with respect to the financial statements of Insight Capital, Inc., included in Amendment No.1 to the Registration Statement (Form S-4 No. 333-59966) and related prospectus of Insight Midwest, L.P. for the registration of its $500,000,000 10 1/2 % Senior Notes due November 2010.


                                        /s/ Ernst & Young LLP


New York, New York
July 23, 2001